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                                                                   Exhibit 10.48

                                    AMENDMENT

     Pursuant to the terms of the First Amended and Restated Senior Subordinated Note Purchase Agreement dated as of February 26, 1999 between Lionbridge Technologies Holdings, Inc. ("LTHI") and Capital Resource Lenders III, L.P. ("CRL III"), as amended (the "LTHI Purchase Agreement"), the undersigned hereby amend the LTHI Purchase Agreement by (i) deleting Sections 7.01(n) and (o) in their entirety; and (ii) LTHI covenants to CRL III that it will abide by and be in compliance with the financial covenants set forth in its commercial lending agreements with Silicon Valley Bank, as such covenants may from time to time be amended. In addition, CRL III hereby irrevocably waive its rights under Article VIII of the LTHI Purchase Agreement with respect to any violation by LTHI of the covenants set forth in such Sections 7.01(n) and (o).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or duly authorized representatives as of the 31st day of December, 2001.

                                CAPITAL RESOURCE LENDERS III, L.P.


                                By:  Capital Resource Partners III, L.L.C.
                                     Its General Partner


                                By:  /s/ Stephen Jenks
                                     ---------------------------------------
                                     Member


                                CAPITAL RESOURCE INVESTMENT
                                PARTNERS III, L.L.C.


                                By:  /s/ Stephen Jenks
                                     ---------------------------------------
                                     Member


                                LIONBRIDGE TECHNOLOGIES HOLDINGS, INC.


                                By:  /s/ Stephen J. Lifshatz
                                     --------------------------